Quarterly Holdings Report
for

Fidelity® Variable Insurance Products:

Real Estate Portfolio

September 30, 2019

VIPRE-QTLY-1119
1.808791.115

Schedule of Investments September 30, 2019 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 98.6%
	Shares	Value
Equity Real Estate Investment Trusts (REITs) - 96.2%
REITs - Apartments - 22.3%
AvalonBay Communities, Inc.	124,642	$26,839,162
Equity Residential (SBI)	218,070	18,810,718
Essex Property Trust, Inc.	60,748	19,843,334
Invitation Homes, Inc.	415,900	12,314,799
UDR, Inc.	370,000	17,937,600
		95,745,613
REITs - Diversified - 9.0%
Clipper Realty, Inc.	186,100	1,896,359
Crown Castle International Corp.	30,900	4,295,409
Digital Realty Trust, Inc.	91,500	11,877,615
Duke Realty Corp.	324,800	11,033,456
Equinix, Inc.	16,700	9,632,560
		38,735,399
REITs - Health Care - 11.7%
Healthcare Realty Trust, Inc.	305,600	10,237,600
Ventas, Inc.	320,510	23,406,845
Welltower, Inc.	185,928	16,854,373
		50,498,818
REITs - Hotels - 4.0%
Braemar Hotels & Resorts, Inc.	295,800	2,777,562
RLJ Lodging Trust	479,600	8,148,404
Sunstone Hotel Investors, Inc.	448,700	6,165,138
		17,091,104
REITs - Management/Investment - 1.1%
Weyerhaeuser Co.	165,600	4,587,120
REITs - Manufactured Homes - 3.7%
Equity Lifestyle Properties, Inc.	120,310	16,073,416
REITs - Office Property - 12.0%
Alexandria Real Estate Equities, Inc.	77,900	11,999,716
Boston Properties, Inc.	123,677	16,035,960
Douglas Emmett, Inc.	226,700	9,709,561
Highwoods Properties, Inc. (SBI)	245,000	11,010,300
Mack-Cali Realty Corp.	139,900	3,030,234
		51,785,771
REITs - Regional Malls - 5.5%
Simon Property Group, Inc.	106,099	16,514,309
Taubman Centers, Inc.	176,800	7,218,744
		23,733,053
REITs - Shopping Centers - 5.7%
Acadia Realty Trust (SBI)	243,140	6,948,941
Cedar Realty Trust, Inc.	945,591	2,836,773
DDR Corp.	506,000	7,645,660
Urban Edge Properties	355,605	7,037,423
		24,468,797
REITs - Storage - 8.7%
CubeSmart	390,200	13,617,980
Extra Space Storage, Inc.	120,400	14,065,128
Public Storage	40,055	9,824,290
		37,507,398
REITs - Warehouse/Industrial - 12.5%
Americold Realty Trust	247,100	9,159,997
Prologis, Inc.	471,554	40,185,833
Terreno Realty Corp.	83,700	4,276,233
		53,622,063

TOTAL EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS)		413,848,552

Hotels, Restaurants & Leisure - 1.9%
Hotels, Resorts & Cruise Lines - 1.9%
Hilton Grand Vacations, Inc. (a)	102,100	3,267,200
Marriott International, Inc. Class A	40,600	5,049,422
		8,316,622
Real Estate Management & Development - 0.5%
Real Estate Services - 0.5%
Jones Lang LaSalle, Inc.	14,800	2,058,088
TOTAL COMMON STOCKS
(Cost $306,593,749)		424,223,262

Money Market Funds - 1.1%
Fidelity Cash Central Fund 1.96% (b)
(Cost $4,729,314)	4,728,696	4,729,642
TOTAL INVESTMENT IN SECURITIES - 99.7%
(Cost $311,323,063)		428,952,904
NET OTHER ASSETS (LIABILITIES) - 0.3%		1,277,262
NET ASSETS - 100%		$430,230,166

Legend

 (a) Non-income producing

 (b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$86,718
Fidelity Securities Lending Cash Central Fund	147
Total	$86,865

Amounts in the income column in the above table include any capital gain distributions from underlying funds. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Security transactions are accounted for as of trade date. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund’s valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee. The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels: Level 1 - quoted prices in active markets for identical investments: Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds etc.): Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available). Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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